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                                                                   EXHIBIT 10.38


                                SECOND AMENDMENT
                      TO THE REGISTRATION RIGHTS AGREEMENT



     WHEREAS, Irwin Schlass Enterprises, Inc., Monte Engler, Eugene Wong, Stephen Raphael, Richard Groberg, Gita Brenner, Frank Brenner, Mike Weinblatt and Jack Schleifer (the "Investor(s)") entered into a certain Registration Rights Agreement dated as of October 19, 1995 (the "Registration Rights Agreement") and a First Amendment to the Registration Rights Agreement dated as of July 1, 1996 (the "First Amendment") with VASCO Corp. (the "Company") relating to the registration of shares of VASCO Corp. pursuant to the Securities Act of 1933; and

     WHEREAS, the Company has not registered The Shares which are the subject of the Registration Rights Agreement as of the date of this Second Amendment to the Registration Rights Agreement (the "Second Amendment").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Second Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Registration Rights Agreement and the First Amendment as follows:


1. The First Amendment to the Registration Rights Agreement shall be null and void in its entirety except for any provisions which may be restated in this Second Amendment.

2. All capitalized terms in this Second Amendment, unless otherwise indicated, shall have the same meaning as set forth in the Registration Rights Agreement.

3. Wherever in the Registration Rights Agreement the dollar amount/price $3.50 appears, the dollar amount/price $7.00 shall be substituted in its place. And wherever in the Registration Rights Agreement the dollar amount/price $7.00 appears, the dollar amount/price $14.00 shall be substituted in its place.

4. For clarification purposes, wherever the words "Shares underlying the Units" appear in the Registration Rights Agreement, the words "Shares comprising the Units" shall be substituted in their place.

5. Wherever the word "Warrant(s)" appears in the Registration Rights Agreement, the words "New Warrant(s)" as defined herein, shall be substituted in its place so that the New Warrants and the shares underlying the New Warrants shall have the same rights under the Registration Rights Agreement which the original Warrants and the shares underlying the original Warrants had in the Registration Rights Agreement.




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6.   The Investors, at this time, will forego any right to demand registration pursuant to paragraph 3 of the Registration Rights Agreement and the First Amendment thereto until March 31, 1998.

7. Wherever in the Registration Rights Agreement the date July 1, 1996 appears, the date March 31, 1998 shall be substituted in its place.

8. At each Investors election, the Company shall repurchase 1/3 of the Units held by each Investor (which shall consist of two shares and one warrant), rounding down to the nearest whole Unit, at a price of $14.00 per Unit. Each Investor shall make such election by March 31, 1997, and the Company shall remit said payments for the redemption to each Investor promptly after the Units have been delivered to the Company. No Investor shall be obligated to have his Units redeemed.

9. Each Investor shall deliver all warrants associated with any Units which have not been redeemed by the Company pursuant to the previous paragraph, and in return each Investor shall receive four (4) warrants to purchase shares of VASCO common stock at any time after March 31, 1997 and no later than March 31, 2000, for a purchase price of $5.19 per share. Each warrant shall provide for the exercise of a warrant by a cash payment and shall also contain a provision providing for the cashless purchase of the warrants on a formula as set forth below, provided that in the event of a cashless exercise, all warrants held by the Investor are exercised. The cashless option provision shall be as follows:

                                 X = Y (A - B)
                                     --------
                                         A

            Where X = the number of shares of common stock to be issued to
                  Investor.

            Where Y = the number of shares of common stock purchasable under the warrant(s) (at the date of such calculation).

            Where A = the fair market value of one share of the Company's common stock as determined by the last traded price prior to the date of such calculation.

            Where B = the exercise price (as adjusted to the date of such calculation).

            Notwithstanding the value for X which is reached after applying the above formula, in no event shall X equal more than 25% of Y.

10. Notwithstanding whether or not the Investors made the election as set forth in paragraph 8, each Investor shall have the right to cause the Company to repurchase any of The

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     Shares which they may hold after March 31, 1997 if any time after the date hereof the Company raises financing equal to or greater than $5,000,000 in a debt or equity private placement or public offering. Notwithstanding any election which the Investors may make pursuant to this paragraph to have the Company repurchase the remaining Shares, the Investors will be entitled to retain the New Warrant(s).

11. Nothing herein shall restrict the right of any Investor to sell any of The Shares comprising the Units or any shares underlying the New Warrants in any transaction permitted by law or regulation. However, once any of The Shares have been sold, any rights associated with The Shares comprising the Units created by the Registration Rights Agreement or this Second Amendment thereto, shall be extinguished.

12. This Second Amendment shall be binding on the successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered by the duly authorized officer of each party hereto as of this 7th day of March, 1997.


COMPANY:
                                         VASCO CORP.

                                         By: /s/ T. Kendall Hunt
                                            -------------------------
                                         Name:
                                         Title:

INVESTORS:

/s/ Irwin Schlass                        /s/ Irwin Schlass
------------------------------           ----------------------------
IRWIN SCHLASS ENTERPRISES, INC.          MONTE ENGLER
By Irwin Schlass, President              By his Attorney in fact, Irwin Schlass


/s/ Irwin Schlass                        /s/ Irwin Schlass
------------------------------           ----------------------------
EUGENE WONG                              STEPHEN RAPHAEL
By his Attorney in fact, Irwin Schlass   By his Attorney in fact, Irwin Schlass




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/s/ Irwin Schlass                        /s/ Irwin Schlass
--------------------------              -----------------------------
RICHARD GROBERG                         GITA BRENNER
By his Attorney in fact, Irwin Schlass  By her Attorney in fact, Irwin Schlass




/s/ Irwin Schlass                        /s/ Irwin Schlass
--------------------------              -----------------------------
FRANK BRENNER                           MIKE WEINBLATT
By his Attorney in fact, Irwin Schlass  By his Attorney in fact, Irwin Schlass


/s/ Irwin Schlass
--------------------------
JACK SCHLEIFER
By his Attorney in fact, Irwin Schlass









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 CORRECTION RIDER TO THE SECOND AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT


     On this 19th day of March, 1997, the parties hereto agree to correct the Second Amendment to the Registration Rights Agreement dated March 7, 1997. For clarification, consistent with the parties intent, the words "for each such warrant" and "the New Warrants" shall be inserted into the first sentence of Paragraph 9 so the sentence reads: "Each Investor shall deliver all warrants associated with any Units which have not been redeemed by the Company pursuant to the previous paragraph, and in return for each such warrant, each Investor shall receive four (4) warrants, the New Warrants, to purchase shares of VASCO common stock at any time after March 31, 1997 and no later than March 31, 2000, for a purchase price of $5.19 per share."


Acknowledged and Agreed:


 COMPANY:                                VASCO CORP.

                                         By: /s/ T. Kendall Hunt
                                         --------------------------------------
                                         Name:
                                         Title:
 INVESTORS:


 /s/ Irwin Schlass                       /s/ Irwin Schlass
 --------------------------------------  --------------------------------------
 IRWIN SCHLASS ENTERPRISES, INC.         MONTE ENGLER
 By Irwin Schlass, President             By his Attorney in fact, Irwin Schlass




 /s/ Irwin Schlass                       /s/ Irwin Schlass
 --------------------------------------  --------------------------------------
 EUGENE WONG                             STEPHEN RAPHAEL
 By his Attorney in fact, Irwin Schlass  By his Attorney in fact, Irwin Schlass




 /s/ Irwin Schlass                       /s/ Irwin Schlass
 --------------------------------------  --------------------------------------
 RICHARD GROBERG                         GITA BRENNER
 By his Attorney in fact, Irwin Schlass  By her Attorney in fact, Irwin Schlass




 /s/ Irwin Schlass                       /s/ Irwin Schlass
 --------------------------------------  --------------------------------------
 FRANK BRENNER                           MIKE WEINBLATT
 By his Attorney in fact, Irwin Schlass  By his Attorney in fact, Irwin Schlass


 /s/ Irwin Schlass
 --------------------------------------
 JACK SCHLEIFER
 By his Attorney in fact, Irwin Schlass


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 NUMBER: #####                                                 **####**  SHARES

                                  VASCO CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         COMMON STOCK PURCHASE WARRANTS

This Certifies that _______________________ (the "holder") is the owner of #### Common Stock Purchase Warrants (the "Warrants"), each Warrant giving the holder the right to purchase one (1) fully paid and non-assessable share of Common Stock, $.001 par value, of VASCO CORP. (the "Company") at any time through OCTOBER 31, 2000, (the "exercise date") at an exercise price of $6.00 per Warrant and subject to the terms, conditions and limitations set forth herein. These Warrants are exerciseable at the option of the holder. In the event of a Secondary Public Offering (the "Offering"), the Company has the right to call these Warrants at the exercise price 30 days prior to the Offering. Surrender of the Warrants and $6.00 per Warrant prior to or simultaneous to but no later than the closing of the Offering will entitle the holder to one (1) share of free tradeable, registered, non-restricted share of Common Stock of the Company. The Company will permit "cashless exercise" (credit of the intrinsic value of the herein Warrants against the Offering price) of the Warrants upon request of the holder immediately prior to the Offering, based on the Offering price, with adjustment for commissions and expenses.

As of Midnight of the exercise date, any unexercised Warrants issued herein will automatically and without notice terminate and become null and void, unless extended by action of the Board of Directors. Any exercise of these Warrants shall be in writing, addressed to the Secretary of the Corporation at its principal place of business, using the form attached hereto, and shall be accompanied by payment in full by check.

In the event, at the time of exercise of the Warrants, there does not exist a Registration Statement on an appropriate Form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall be current with respect to the underlying shares being purchased, and in the opinion of counsel to the Company such underlying shares will upon issuance be "restricted" securities within the meaning of Rule 144 under the Act, you will represent and warrant to the Company (i) that, upon exercise of the Warrants, you are purchasing the underlying shares for investment only and not with a view to the resale or distribution thereof and
(ii) that any subsequent resale or distribution of any such underlying shares shall be made either pursuant to (x) a Registration Statement on an appropriate Form under the Act, which Registration Statement shall have become effective and shall be current with respect to the underlying shares being sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sales of such underlying shares, obtain a favorable written opinion from counsel for, or approved by the Company, as to the applicability of such exemption.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its authorized officers, and its Corporate Seal, to be hereunto affixed this 31st day of October, 1995.


        -----------------------------   ---------------------------
              Secretary                         President

                           (Apply Corporate Seal)